UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of the Company was held on June 21, 2023. The following proposals were voted on with the results indicated below:

1.Election of a Board of Directors of eight members to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

	Votes For	Votes Withheld	Abstain
Maurice J. Gallagher, Jr.	16,157,757	357,678	12,004
Montie Brewer	16,104,050	406,715	16,674
Gary Ellmer	14,776,863	1,736,467	14,109
Ponder Harrison	16,364,055	149,260	14,124
Linda A. Marvin	15,993,238	518,139	16,062
Sandra Morgan	16,196,444	309,711	21,284
Charles Pollard	16,050,906	462,472	14,061
John Redmond	16,290,151	224,805	12,483

There were 746,832 broker non-votes with respect to the election of Directors.

2.Advisory vote approving executive compensation (proposal approved):

Votes For: 9,522,979
Votes Against: 6,943,528
Votes Abstaining: 60,932
Broker Non-votes: 746,832

3.Advisory vote on frequency of future votes on executive compensation (an annual vote is the preference of a majority of the shares):

Every 1 year: 13,355,365
Every 2 years: 10,469
Every 3 years: 3,157,706
Votes Abstaining: 3,899

4.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (proposal ratified):

Votes For: 17,258,940
Votes Against: 9,526
Votes Abstaining: 5,805
Broker Non-votes: None

5.Stockholder proposal regarding having an independent chairman of the Board (proposal rejected):

Votes For: 6,169,056
Votes Against: 10,343,162
Votes Abstaining: 15,221
Broker Non-votes: 746,832

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Robert J. Neal
	Name:	Robert J. Neal
	Title:	Senior Vice President and Chief Financial Officer